UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007
AMB PROPERTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-13545	94-3281941

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices) (Zip Code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 29, 2007, the 7.75% Series D Cumulative Redeemable Preferred Units of AMB Property II, L.P., a Delaware limited partnership and our subsidiary, were transferred from one institutional investor to another institutional investor. In connection with that transfer, AMB Property II, L.P. agreed to amend the terms of the Series D Preferred Units to, among other things, change the rate applicable to the Series D Preferred Units from 7.75% to 7.18% and change the date prior to which the Series D Preferred Units may not be redeemed from May 5, 2004 to February 22, 2012. The Fourteenth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated February 22, 2007, reflects the amendment and restatement of the Thirteenth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P. to effect these changes to the Series D Preferred Units. A copy of the Fourteenth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated February 22, 2007 is attached to this report as Exhibit 10.1 and incorporated by reference in this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 16, 2007, we amended and restated our bylaws to, among other things, remove the terms providing for a plurality vote as the standard in the election of directors in uncontested elections and to provide instead for the election of directors by a majority vote in uncontested elections. A copy of the amended and restated bylaws is attached to this report as Exhibit 3.2 and incorporated by reference in this report.
     On February 22, 2007, in connection with the transfer of the 7.75% Series D Cumulative Redeemable Preferred Units of AMB Property II, L.P. described above, we filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary Reestablishing and Refixing the Rights and Preferences of the 7.75% Series D Cumulative Redeemable Preferred Stock as 7.18% Series D Cumulative Redeemable Preferred Stock, a copy of which is attached to this report as Exhibit 3.1 and is incorporated by reference in this report. We amended the terms of the Series D Preferred Stock to, among other things, reflect the change in the rate applicable to Series D Preferred Stock from 7.75% to 7.18 % and the change in the date prior to which Series D Preferred Stock may not be redeemed from May 5, 2004 to February 22, 2012.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
     The following exhibits are filed as part of this report:

Exhibit
No.	Description
3.1	Articles Supplementary Reestablishing and Refixing the Rights and Preferences of the 7.75% Series D Cumulative Redeemable Preferred Stock as 7.18% Series D Cumulative Redeemable Preferred Stock.

3.2	Fifth Amended and Restated Bylaws.

10.1	Fourteenth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated as of February 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)

Date: February 22, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Articles Supplementary Reestablishing and Refixing the Rights and Preferences of the 7.75% Series D Cumulative Redeemable Preferred Stock as 7.18% Series D Cumulative Redeemable Preferred Stock.

3.2	Fifth Amended and Restated Bylaws.

10.1	Fourteenth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated as of February 22, 2007.